UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 28, 2004

                                -----------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

          California                                           46-0476193
       (State or other             (Commission              (I.R.S. Employer
 jurisdiction of incorporation)     File Number)          Identification Number)

                    27710 Jefferson Avenue
                          Suite A100
                     Temecula, California                      92590
           (Address of principal executive offices)          (Zip code)


       Registrant's telephone number, including area code: (909) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     On September 28, 2004, the Company issued a press release announcing the resignation of Brian Carlson as Executive Vice President/SBA Department Manager of Temecula Valley Bank, the principal subsidiary of Temecula Valley Bancorp Inc. Mr. Carlson, who has been an officer of the Company since January 2001, resigned to accept a position with a bank in organization to be located in Beverly Hills, California. A copy of the press release is attached hereto as
Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.


Item 9.01 - Financial Statements and Exhibits

Exhibit
Number                                 Exhibit Title
-------  -----------------------------------------------------------------------

 99.1    Press release dated September 28, 2004.






                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TEMECULA VALLEY BANCORP INC.


Date: September 28, 2004               By: /s/ STEPHEN H. WACKNITZ
                                           -------------------------------------
                                           Stephen H. Wacknitz
                                           Chief Executive Officer and President



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                                  EXHIBIT INDEX

Exhibit
Number                                 Exhibit Title
-------  -----------------------------------------------------------------------

 99.1    Press release dated September 28, 2004.